Exhibit 32.1

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

         I, the undersigned Jack (J.D.) Draper, President and Chief Executive Officer of FIRSTPLUS Financial Group, Inc. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  October 21, 2005                   /s/ Jack (J.D.) Draper
                                           -----------------------------------
                                           Jack (J.D.) Draper
                                           President and Chief Executive Officer
                                           Principal Executive Officer